Exhibit 99.1

Disclosures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. Non-GAAP Financial Measures The content of this presentation is as of March 9, 2022. Statements contained in this press release may constitute This presentation includes references to the Company's non-GAAP financial measure forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section “adjusted net income available to common stockholders”, “adjusted earnings per diluted 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words share (Adjusted EPS)”, “Adjusted EBITDA” and “Adjusted free cash flow.” Adjusted EPS is such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” computed for a given period by deducting from net income or loss available to common and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, stockholders for such period the effect of any closure and impairment charges, any gain or which may cause actual results to be materially different from those expressed or implied in such statements. These loss related to debt extinguishment, any intangible asset amortization, any non-cash factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 interest expense, any gain or loss related to the disposition of assets, and other items pandemic and its ultimate impact on the Company; the effectiveness of related containment measures; general deemed not reflective of current operations. This is presented on an aggregate basis and a economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to per share (diluted) basis. Adjusted EBITDA is computed for a given period by deducting refinance our current indebtedness or obtain additional financing; our dependence on information technology; from net income or loss for such period the effect of any closure and impairment charges, potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; any interest charges, any income tax provision or benefit, any non-cash stock-based the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of compensation, any depreciation and amortization, any gain or loss related to the our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; disposition of assets and other items deemed not reflective of current operations. general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future “Adjusted free cash flow” for a given period is defined as cash provided by operating impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to activities, plus receipts from notes and equipment contracts receivable, less capital achieve the financial guidance we provide to investors; successful implementation of our business strategy; the expenditures. Management may use certain of these non-GAAP financial measures along availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products with the corresponding U.S. GAAP measures to evaluate the performance of the business from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; and to make certain business decisions. Management uses adjusted free cash flow in its development and implementation of innovative marketing and use of social media; changing health or dietary periodic assessments of, among other things, the amount of cash dividends per share of preference of consumers; risks associated with doing business in international markets; the results of litigation and common stock and repurchases of common stock and we believe it is important for other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain investors to have the same measure used by management for that purpose. Adjusted free management and other key employees; compliance with federal, state and local governmental regulations; risks cash flow does not represent residual cash flow available for discretionary purposes. associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with Additionally, adjusted EPS is one of the metrics used in determining payouts under the development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and Company’s annual cash incentive plan. Management believes that these non-GAAP future changes in accounting standards; and other factors discussed from time to time in the Corporation’s Annual and financial measures provide additional meaningful information that should be considered Quarterly Reports on Forms 10-K and 10-Q and in the Corporation’s other filings with the Securities and Exchange when assessing the business and the Company’s performance compared to prior periods Commission. The forward-looking statements contained in this press release are made as of the date hereof and the and the marketplace. Adjusted EPS and adjusted free cash flow are supplemental non- Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking GAAP financial measures and should not be considered in isolation or as a substitute for statements after the date hereof to reflect actual results or future events or circumstances. measures of performance prepared in accordance with U.S. GAAP. This presentation is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine Brands. This presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names.

Dine Brands JOHN PEYTON CEO

9:00 AM IHOP Tasting 9:30 AM Welcome | Ken Diptee Dine Brands | John Peyton Strategy & Technology | Scott Gladstone & Justin Skelton Applebee’s | John Cywinski Franchisee Perspective | Greg Flynn Agenda 10:50 AM BRE AK 11:05 AM IHOP | Jay Johns Franchise Perspective | Karl Jaeger International | Tony Moralejo Finance | Vance Chang Leadership Q&A | Dine Leadership Team 12:45 PM Applebee’s Tasting

Stronger than ever.

Historical financial performance RE VE N UE ( $M) EBITDA ($M) (1) $896 (1) $253 $732 (2) $621 (2) $221 $498 41% 44% (2) (2) Margin Margin 2017A 2021A 2017A 2021A ADJ US T E D F R E E CAS H F LOW ( $M ) ADJ US T E D E PS $191 $6.54 $63 $4.09 2017A 2021A 2017A 2021A Source: Company’s fiscal 2017, 2018, 2019 and 2021 Form 10-K filings and Company projections (1) Includes IHOP and Applebee’s advertising revenue (2) Excludes advertising revenue

Strong projected financial performance RE VE N UE ( $M) EBITDA ($M) ( ) $1,100+ ¹ $350+ (1) § Mid single digit growth (2) $750+ $253 (1) $896 § High single digit growth (2) $621 § Margin expansion 47% 41% (2) (2) Margins Margins 2021A 2026E 2021A 2026E ADJ US T E D F R E E CAS H F LOW ( $M ) ADJ US T E D E PS $225 $14.50+ § Increasing free cash (3) $166 flow with significant $6.54 § High-teens EPS Growth return to shareholders 2021A 2026E 2021A 2026E Source: Company’s Form 10-K filings and Company projections (1) Includes advertising revenue (2) Excludes advertising revenue (3) Pro forma for one-time working capital impact: (i) collection of franchisee assistance deferrals of $30 million and (ii) rent payment deferrals of $5 million

Dine’s recipe for growth § Incorporation of new formats, including ghost kitchens DEVELOPMENT § Focused approach to development to prove out 1 franchisee ROI $1.1B+ § Adoption of key technologies Revenue by 2026 COMP SALES 2 § Evolution of marketing strategies $350M+ § Menu innovation EBITDA by 2026 § Direct channels NEW CHANNELS § Roll-out of virtual brands 3 § Introduction of licensing opportunities

In-restaurant GUEST EXPERIENCE

Off-premise GUEST EXPERIENCE

Streamlined OPERATIONS

Uniquely Dine. WO R L D -CLAS S SCALABLE TA L E N T E D T E A M S & AS S E T -LIGHT BR AN DS PL AT F O R M FRANCHISEES MO DE L

Uniquely Dine. WO R L D -CLAS S BR AN DS

Uniquely Dine. SCALABLE PL AT F O R M

Scalable platform TECHNOLOGY AND SUPPLY CHAIN $2B in Procurement GOODS AND SERVICES $272M Advertising MARKTETING INITIATIVES AND CAMPAIGNS 142 Technology Employees TECH INNOVATION AND INFRASTRUCTURE 40M Digital Transactions ESTIMATED VOLUME PER MONTH

Uniquely Dine. TA L E N T E D T E A M S & FRANCHISEES

Industry leader 500 338 DINE HQ 3,431 TEAM MEMBERS FRANCHISEES RESTAURANTS 3,000 20 150,000 TEAM MEMBERS IN COUNTRIES COMPANY OWNED TEAM MEMBERS RESTAURANTS

Uniquely Dine. AS S E T -LIGHT MO DE L

Asset-light business model 98% FRANCHISED % FRANCHISED TODAY VS. AT 2007 MERGER % FRANCHISED VS FAMILY/CASUAL DINING PEERS 98% 100% 100% 100% 99% 96% 74% 2007 merger To 2018 Today 2007 merger To 2018 Today

Different. Better. Special.

Founded in 1958 Leader in Family Dining Category 1,751 locations globally 2021 system-wide sales: $3.1B (1) 2021 franchise revenue: $190M #1 among Family Dining restaurants Notes: (1) Excludes advertising revenues

1980 Founded in Leader in Casual Dining Category 1,680 locations globally 2021 system-wide sales: $4.2B (1) $168M 2021 franchise revenue: Notes: (1) Excludes advertising revenues

At Dine, we're guided by our values

TAKE RESPONSIBILITY

FURTHER TOGETHER

ALWAYS BETTER

RECOGNIZE THE GOOD

EMBRACE ALL

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2022 DINE BRANDS INVESTOR DAY

Our ESG priorities fall into four categories

The industry opportunity Enormous, stable market Shifting consumer behaviors New channels, formats are Industry consolidation revealing new growth avenues

Our investment highlights UNIQUELY DINE New management team Meaningful Sales, EBITDA, EPS growth Significant scale Robust EBITDA margins & cash flow Industry leading brands Significant capital return

From To Pre-COVID Digital technology Expectation of technology themes accompanying the within all steps of the restaurant experience restaurant experience accelerated Steady growth in off- Off-premise as a core during the premise customer demand habit crisis Delivery influencing new Delivery as formats and business complementary channel models to reach customer

Digital world has dramatically expanded consumer touchpoints Ordering / Handoff / Feedback Discovery Payment Table Experience Word of Menus Out of TV Print Website Proximity/ Radio Coupons Signage Mouth Home Location @ TV TV Print Out of E-Mail Proximity/ Menus Experience Table Word of Social Customer Home Location Signage Mouth Media Care 1:1 Review Guest to guest Table Streaming Website Social Media App Website Review Online Loyalty Marketing Sites Invite/posts Top Video Ads Sites reviews Programs rd In-home Review Loyalty 3 General “BYOD” Wait-list Food Electronic Sites Programs Party Web Search Influencer Assistants Delivery Websites New touchpoints are highly targeted and add significant value to the overall journey Community Targeted Conversational Texting Websites TV AI TODAY PAST

Demand pools have changed FULL -SERVICE RESTAURANT (FSR) INDUSTRY SALES DOLLARS ($B) 12.3 14 10.4 12 8.8 81% 10 61% 8 53% ON - PR E M I S E 6 4 38% 31% CA R R Y - OU T 2 17% 6% DE L I V E R Y 2% 7% 0 2019 2020 2021 Source: NPD/CREST Notes: YE as of December. Columns may not add to 100% as drive-thru sub-channel is not reflected.

Delivery evolving similarly to marketplaces in other industries Dine Brands does not have any relationship with Netflix or Etsy.

Two key opportunities have emerged TECHNOLO GY BUSINESS MODEL OPPORTUNITY : OPPORTUNITY : Emergence of Requirement to delivery-only facilities (ghost deepen Customer/Brand kitchens) and virtual brands) Relationship APPROACH: APPROACH: Dine is focusing on Dine is re-doubling on these new growth channels technology efforts to enhance the guest experience

Two key opportunities have emerged BUSINESS MODEL OPPORTUNITY: Emergence of delivery-only facilities (ghost kitchens) and virtual brands) APPROACH: Dine is focusing on these new growth channels

Definitions within this ecosystem TECHNOLO GY VIRTUAL BRAND OPERATOR GHOST KITCHEN PLATFORM A restaurant operator A physical kitchen with Hardware and software A brand with no visible (owner, franchisee no brand-facing front that enables virtual brick and mortar or licensee) of house brand orders to reach a footprint kitchen facility

Option set for growth has expanded rapidly


BRAND
VIRTUAL
LEGACY
1
Virtual brands in traditional restaurant spaces
Traditional restaurant brands
DINE'S CORE POSITION
2
Traditional brands in ghost kitchens
KITCHEN
CONTROLLED
THIRD PARTY
OPERATING REQUIREMENTS
LOW
HIGH
CAPITAL REQUIREMENTS
HIGH
LOW

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2022 DINE BRANDS INVESTOR DAY

Two opportunities have emerged CUSTOMER OPPORTUNITY: Requirement to deepen Customer/Brand Relationship APPROACH: Dine is re-doubling on technology efforts to enhance the guest experience

Customer journey highlights opportunities for technology Ordering and Discovery Handoff Payment Feedback experience Guests engage within the restaurant (e.g., order, call server) via their own devices to increase speed of service and enhance Reach experience Survey Multiple customers with Empower team members with technology guests options for a targeted (e.g., server tablets) to enhance service across guests to pay message, across levels and increase labor productivity channels across devices multiple to deliver and payment channels, to consistent to types, Guests order via multiple channels and have drive operational increase speed orders flow seamlessly to restaurant to drive incremental feedback of service and incremental traffic and reduce operational traffic and guest and payment complexity lower effective recovery security cost Reinforce quick and easy handoff experience (for both guests and delivery drivers) powered by geolocation to increase speed of service OFF-PREMISE ON-PREMISE

Many of these capabilities rolled out in 2021 with POS migration planned for 2022 Ordering and Discovery Handoff Payment Feedback experience QR OFFER Carside PAY ‘N SERVER PAY ‘N CODE MANAGEMENT Express/ GO/BYOD TABLET GO/BYOD MENU & LOYALTY Curbside MARKETING GUEST SURVEY CALL EMV COMMUNICATION CENTER CHANNELS TO GO SURVEY POINT OF SALE UNIFIED COMMERCE PLATFORM 20 22 T A R G ET D EP L O Y M EN T

From To Pre-COVID Digital technology Expectation of technology themes accompanying the within all steps of the restaurant experience restaurant experience accelerated Steady growth in off- Off-premise as a core during the premise customer demand habit crisis Delivery influencing new Delivery as formats and business complementary channel models to reach customer

The Applebee’s Story JOHN CYWINSKI President, Applebee’s

Chapter One (2017-2021): Unlocking Growth Established eight strategic imperatives Re-establish franchisee trust, partnership, pride & belief 1. Embrace Applebee’s brand essence 2. 3. Build a best-in-class leadership team 4. Create culture of accountability 5. Leverage occasion-driven guest insights 6. Disrupt the category with breakthrough innovation 7. Hold franchisees accountable for restaurant excellence 8. Eliminate brand-damaging restaurants

OUR VISION Bold Goal: Incremental $300,000 sales per restaurant Accelerated Profitable Growth 2020-2021 The Relevance Foundation & Cash Flow 2017 2018-2019

Adversity Created Opportunity Welcome Welcome To Applebee’s! To Applebee’s! Can I Get You Can I Get You Started With Started With Some Disinfectant? Some Disinfectant? Chain restaurants are rethinking food for diners who fear the virus – and one another. Chain restaurants are rethinking food for diners 4 4 who fear the virus – and one another.

Breakthrough 2021 Performance § $50,500 weekly sales volume § +6.2% comp sales vs. 2019 § +38.2% comp sales vs. 2020 § Category leader: Affordability, Menu Variety, Convenience, Brand Awareness § Completion of planned portfolio optimization (1,578 U.S. restaurants) Applebee’s AUV $2.60 M $2.20 M YE 2017 YE 2021

Applebee's 2021 vs. 2019 Comp Sales


15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-15.1%
-13.7%
+6.1%
+11.7%
+8.1%
+11.4%
+12.2%
+12.4%
+12.9%
+13.6%
+10.0%
+5.0%
Applebee's Comp Sales ('21 vs '19)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

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Outperformed CDR 51 Consecutive Weeks (740 Basis Point Gap) 15% +13.6% +12.9% +12.4% +12.2% +11.7% +11.4% +10.0% 10% +8.1% +6.8% +6.6% +6.1% +5.0% +4.9% 5% +3.8% +3.5% +2.8% +2.7% +2.1% 0% -1.5% -2.0% -5% -10% Applebee’s Comp Sales (‘21 vs ‘19) -13.7% -15% -15.1% Casual Dining Comp Sales (excluding Applebee’s) ‘21 vs ‘19 BlackBox -15.3% -20% -20.7% -25% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Comp Sales Chapter Two (2022-2026): + Accelerating Market Share Restaurant Development § Trust & scale win post-COVID § Applebee’s exceedingly well-positioned for sustained growth 3%+ Applebee’s Annual System Growth

Applebee’s Differentiation … Where We Win Brand Demographics Affordability Essence Innovation Off-Premise Variety & Execution

GOOD FOOD AMERICAN NEIGHBORLY AFFORDABLE COMFORTABLE VARIETY FAMILIAR FAMILY LIKEABLE BAR APPROACHABLE AUTHENTIC FRIENDLY ABUNDANT VALUE EASY

Applebee’s makes it easy for family and friends to connect with one another. Whether in our dining room or your living room, we’re that wonderfully familiar and affordable little escape from your everyday.

“Regulars” :60

Broadly Appealing Demographic Profile (Index vs. CDR) More Diverse More Families Younger 58% (78) 50% (79) 50% (136) 32% (166) 24% (92) 25% (156) 22% (145) 22% (55) 13% (216) 4% (80) African Caucasian Hispanic African Other With Kids No Kids Gen Z Millennial Gen X Boomer Caucasian Hispanic Other No Kids in HH Kids in HH American American Source: NPD/CREST

Affordability is Important (Average Guest Check) $23.65 $22.32 $21.01 $19.08 $17.96 $17.00 $15.81 $14.90 $14.86 $14.75 $14.60 $14.11 Source: NPD/CREST (Full Year 2021)

Applebee's Wins on *Affordability*



70%
65%
60%
55%
50%
45%
40%
35%
30%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
68% Applebee's GRILL + BAR
63% Olive Garden
60% Chili's
58% Texas Roadhouse
57% Fridays
54% Buffalo Wild Wings
53% Outback Steakhouse

Source: Applebee's Brand Tracker: Is affordable enough to eat here often

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33% Menu Reduction Balancing Simplification and Innovation

Crispy Cheese Bites Impossible Burger 2022 Culinary Brew Pub Loaded Waffle Fries Sugar-Dusted Donut Dippers Innovation Abundant, craveable, mainstream indulgence Flamin’ Hot & Original Cheetos Wings Perfect Strawberry Margarita Sizzlin’ Skillet Sensations Crispy Chicken Sandwich

Off-Premise Now Double Pre-Pandemic Mix 27% ($13,800/week) 13% Delivery 13% ($5,924/week) 4% Delivery 14% To-Go 9% To-Go Q4, 2019 Sales Q4, 2021 Sales Source: DART

Off-Premise Objective: Best-In-Class § 1,578 points of distribution § Digital/mobile migration § Category-leading awareness § Call center excellence § No veto-vote § Tamper-evident packaging § I’ve Arrived notification § Order accuracy stickers

“Runaround Sue” :60

Cosmic Wings Virtual Brand Launched February, 2021 with Uber Eats § Only available via Delivery § Well-defined target, positioning, co-branded menu § Highly Incremental § Currently integrating DoorDash and Grub Hub Q2 deployment in 1,470 restaurants

Introducing Drive-Thru Pick-Up Windows Texarkana, Texas

Applebee’s Innovation and Execution

$140MM Media Deployed with Targeted Precision § Media strategy is a brand-differentiating core competency § Objective: maximize awareness & trial in a highly-fragmented media landscape § Television, Digital Video, Mobile, Social, Display, Search, CRM (device agnostic) Six Distinct Occasion-Driven Segments Value Convenience Social Family Crave Special (Date Night)

“I’ve always wanted to write a song with Applebee’s in it, so Fancy Like, the dance and the fan love has been a dream come true.” – WA L K E R H AY E S “Fancy Like” :30

Returning to Net New Unit Growth in 2023 § Applebee’s portfolio rationalization complete § Long-overdue category contraction has occurred § 250+ high volume trade areas identified and available § Anticipate scaling to net 20 new restaurants in 2024 § Combination traditional and ghost kitchen § Reducing from 15 to less than 10 annual closures

New Cost-Engineered “Tower 2.0” Prototype Welcome Back!

Unlocking Growth & Restaurant Profitability New Best-In-Class Restaurant Late Night Kitchen Equipment Innovation Profitability Daypart Initiative & Execution Initiative Activation (2023-2024) (Ongoing) (2022) (2022) Pay & Go New New Restaurant POS System Development Mobile Payment & Server Tablets Escalation (2022) (2023) (2023 and Beyond)

Unique Business Model 31 Exceptional Franchisees Strategic and sophisticated Leverageable scale Best-in-class culture Strong financial health Deep collaboration and partnership

Franchisee Perspective GREG FLYNN Founder, Chairman & CEO of Flynn Restaurant Group

The Applebee’s Story JOHN CYWINSKI President, Applebee’s

JAY JOHNS PRESIDENT

IHOP Tasting Buttermilk Pancakes, Butter, and Syrup Bacon Temptation Omelette Flip’d Cali Plant Based Breakfast Sammie Spicy Poblano Fajita Breakfast Burrito

“A Brand is a Promise, and a great brand is a promise well kept.” — DANIEL LUBETZKY

The recipe for Joy Heritage Togetherness Belonging Great Food

IHOP heritage SINCE ITS FOUNDING IN 1958, IHOP HAS BEEN A BRAND THAT BRINGS JOY TO OUR GUESTS.

Current restaurant count 1,657 RESTAURANTS ACROSS THE U.S. 94 INTERNATIONAL RESTAURANTS

Brand awareness #1 IN OUR SEGMENT Top Position FOR SHARE OF VOICE (27%)

Comp sales prior to the pandemic saw great momentum COMP SALES (%) +40.2% 40 4.6 10 4.5% 3.9 3.9% 2.2.4 4% 1.5% 1.5 1.0% 1.1 5 -0.1% 0 -1.9% -5 -30 -32.8% -32.6 -35 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: DART, Accounting Compsc

… and significant unit growth IHOP D OMESTIC NET UNIT DEVELOPMENT BY YEAR 40 2.5 3.4 34 34 1.5 33 2.7 25 27 15 20 0.5 5 0 -20 -16 -40 -37 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: 10K Public Filing

The Recipe for Joy

SATTAR SHAIK – MANASSAS, VA BE R N AR D O DE J E S US – NEW YO RK, NY TE O RE GALAD O – ALAM O G O R D O, N M ACG – AU S T I N , T X

270 Franchisees *this includes flip’d by IHOP restaurants

IHOP growth plan THE OPPORTUNITY Comp sales 1 § Align brand marketing and culinary to “true north” +3-5% § Pivot to omni-channel marketing Compounded Development 2 annual § Invest in e-commerce engines (web revenue growth and app) to sustain off-premise growth § Launch IHOP loyalty program New channels 3

IHOP’s comp growth strategy focuses on: existing and new guest segments OMNI -CHANNEL APPROACH TO REACH OUR GUESTS IN A VARIETY OF CHANNELS The Recipe for Joy +

SH O R T STAC K O F NE W H AND - CR A F TE D M E LTS BU T T E RM I L K PA N C A K E S Menu BU RRI TO S & BOW L S IH O P ' N G O TA K E O U T

Investing in the off-premise guest experience FRO M THE IR IHO P... TO OUR IHO P... Inconsistent | Inconvenient | Complicated Easy | Trustworthy l Personal

Off-Premise now double vs. pre-pandemic ~24% ($9,300/week) 14% Delivery 10% ($3,900/week) Delivery ~4% To-Go ~10% To-Go ~6% Q4, 2019 Sales Q4, 2021 Sales Source: DINE Brands Global

PM daypart DINNER AT IHOP

+8-10% 3 -9pm COMP TRAFFIC IMPACT +1-2% FULL WEEK COMP SALES IMPACT

Development growth OVER THE NEXT 5 YEARS, GOAL TO OPEN ON AVERAGE 100+ UNITS PER YEAR TRADITIONAL 2,100+ NON TRADITIONAL 1,657 SMALL PROTOTYPE flip'd 2021 2026 Source: DINE Brands Global

Development vehicles NON SMALL TRADITIONAL flip'd TRADITIONAL PROTOTYPE

Traditional IHOP LIN CO LN , N E BRAS K A

Non-traditional IHOP GRE E N VILLE , T E N N E S S E E

Small prototype

flip’d by IHOP

Conversion opportunities NON SMALL TRADITIONAL flip'd TRADITIONAL PROTOTYPE

Virtual Brands

Virtual Brands

The Recipe for Joy

International TONY MORALEJO PRESIDENT

International footprint DINE BRANDS INTERNATIONAL HAS A PRESENCE IN… CANADA BAHRAIN QATAR UAE* INDIA (40 restaurants, (1 restaurant) (7 restaurants) (12 ghost kitchens) (2 restaurants) 1 ghost kitchen) MEXICO (87 restaurants, 201 PAKISTAN 1 ghost kitchen) (1 restaurant) INTERNATIONAL (1) RESTAURANTS DOMINICAN REPUBLIC GUAM (2 restaurants) (3 restaurants) PUERTO RICO HAWAII 21 (14 restaurants) (5 restaurants) INTERNATIONAL BRAZIL GHOST KITCHENS (2 restaurants) GUATEMALA KUWAIT PHILIPPINES* (4 restaurants) EGYPT (6 restaurants, (4 ghost kitchens) (1 restaurant) 2 ghost kitchens) PANAMA SAUDI ARABIA (6 restaurants, 20 (14 restaurants) 1 ghost kitchen) INTERNATIONAL (1) MARKETS ECUADOR (5 restaurants) PERU (1 restaurant) IHOP APPLEBEE’S & IHOP APPLEBEE’S *ONLY GHOST KITCHENS Note: (1) Hawaii is included in international segment for internal reporting; also included in domestic brands for external reporting purposes

Our core markets account for 85% of our international restaurants and 90% of sales MEXICO CANADA § 20% of Restaurants § 43% of Restaurants § 19% of Sales § 37% of Sales MIDDLE EAST PUERTO RICO § 7% of Restaurants § 15% of Restaurants § 15% of Sales § 19% of Sales

We’re the #1 or #2 American casual/family player in our core markets WE BELIEVE THERE’S STILL ROOM TO GROW Core Market Casual #1 Casual #2 Family #1 Family #2 Mexico IHOP Canada Note: Information compiled by Dine Brands International Development as of July 2021 Source: Competitor 10K reports, Franchise Disclosure Documents (FDDs), web sites, and Google Maps

Growth plan APPLEBEE’S GUAYNABO, PUERTO RICO v

International growth plan THE OPPORTUNITY § Grow Bricks and Mortar in core markets DEVELOPMENT 1 § Grow Ghost Kitchens in core and non-core markets § Additional marketing dollars 25% COMP SALES 2 § Increase field team resources Compounded annual revenue § Invest in revenue-driving technology growth 3

These are our key enablers of growth

FRESH APPROACH TO TRADITIONAL DEVELOPMENT

EMBRACING NEW PARADIGM: GHOST KITCHENS

DEEPENING RELATIONSHIPS

COMMITMENT TO INNOVATION

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Fresh approach to traditional development

Our plan is to develop on average 50-60 net new restaurants and 40-50 ghost kitchens per year over the next 5 years THE OPPORTUNITY Mexico Caribbean Canada Middle East

We're building strong momentum in our international business already 32 NEW RESTAURANT COMMITMENTS FOR FUTURE GROWTH OVER THE NEXT SEVERAL YEARS

Ghost Kitchens are preferable new market entry channel OLD STRATEGY § High up-front resource commitment § Consumer research nearly non-existent § Initial contact typically made via brokers § Slow pace of development NEW STRATEGY § Low up-front resource commitment § Low-risk test to learn local brand/product appeal § Partnerships with established operators § Ability to scale rapidly

IHOP and Applebee's kitchen fits into just 130 square feet!



KITOPI LAYOUT


MICROWAVE OVEN
WAFFLE IRON
CHEESE MELTER
EXHAUST HOOD
FLAT GRILLS, 4' & 2'
COOKTOP INDUCTION
FRYER
CONDIMENT RAILS

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International growth plan THE OPPORTUNITY § Additional marketing dollars 25% COMP SALES 2 § Increase field team resources Compounded On average annual revenue § Invest in revenue-driving technology growth +2% per year 3

Deepening relationships APPLEBEE’S MEXICO

Commitment to innovation


TROPICAL ISLAND SPLASHER, LATAM


OMELETTE ITALIANO, MEXICO


FROOT LOOPS SHAKE, MEXICO


Applebee's
IHOP
DUAL-BRAND CONCEPT


Applebee's
To Go
TECHNOLOGY


APPLEBEE'S
DESIGN

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Looking forward

rDir Dine Together mJ 2022 DINE BRANDS INVESTOR DAY BRANDS

Finance VA N C E C H A N G Chief Financial Officer

Dine’s investment highlights 3,431 RESTAURANTS AND $7B+ IN SYSTEM SALES NEW INDUSTRY MARKET SIGNIFICANT MANAGEMENT LEADING BRANDS OPPORTUNITY SCALE TEAM EBITDA MARGINS, 98% SALES, EBITDA & SHAREHOLDER CASH FLOW FRANCHISED EPS GROWTH RETURN GENERATION

Our commitment to financial success § Generate consistent, long-term organic growth at both brands § Generate substantial adjusted free cash flow and earnings growth § Focus on high ROI projects § Return capital to shareholders

Dine has seen a strong recovery from the pandemic REVENUE ($M) ADJUSTED EBITDA ($M) ADJUSTED FREE CASH FLOW ($M) $350 80% $1,100 $250 $1,050 70% $191 $300 $1,000 $200 60% $274 $950 $253 $910 50% $149 $896 $250 $141 $900 $150 $231 $221 40% $850 $107 30% 30% $200 $800 $781 $100 30% 30% 28% 23% $750 $732 $63 $159 20% $689 $150 $700 $50 10% $650 $100 0% $600 $0 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 (1) Adj. EBITDA Adj. EBITDA Margins ¹ Source: Company’s Form 10-K filings (1) EBITDA margins is calculated as Adjusted EBITDA / total revenues including advertising 3% CAGR 5% CAGR 32% CAGR

Asset-light is a highly attractive business model —high margins and significant free cash flow (4) 2022E EBITDA MARGINS 2022E FCF CO NVERSIO N 35% 100% 85% 84% 29% 30% 80% 26% 25% 60% 46% 20% 40% 15% 26% 12% 11% 20% 10% 5% 0% DINE Highly CDR Fast DINE Highly CDR Fast (2) (2) Franchised Peers ² Casual Franchised Peers ² Casual (3) (3) (1) (1) Peers ¹ Peers³ Peers ¹ Peers³ % Franchise Mix (Avg) % Franchise Mix (Avg) 98% 96% 14% 28% 98% 96% 14% 28% Source: CY 2022 consensus estimates from S&P Capital IQ . Dine is based on 2022 consensus estimates and not guidance (1) Includes MCD, YUM, QSR, JACK, DPZ, WEN, PZZA, DENN, WING (2) Includes DRI, TXRH, EAT, BLMN, CAKE, BJRI, CBRL, RUTH, CHUY, RRGB, FWRG, PTLO (3) Includes LOCO, NDLS, SHAK, FRGI, BROS, DNUT, CMG (4) FCF conversion defined as (EBITDA – Capex) / EBITDA

2022 Guidance: investment year $33M–$38M (15)–(5) 50–65 NET DEVELOPMENT CAPEX NET DEVELOPMENT FOR IHOP FOR APPLEBEE’S $188M–$198M $235M–$250M G&A ADJUSTED EBITDA

Consistent historical G&A: investments are needed to generate long-term growth $225 $193 $193 $30 $172 $167 $166 $30 $163 $23 $145 $20 $18 $23 $26 $163 $163 $149 $147 $147 $140 $119 (1) Bonus Return to Technology Franchisee Development 2017A 2018A 2019A 2020A 2021A 2022E ¹ 2023E 2024E 2025E 20 20 22 62E E ¹ Adjustment Pre-COVID Support spend Cash G&A Non-Cash G&A GROWTH INVESTMENTS Source: Company’s Form 10-k filings and Internal Company data and projections (1) Based on midpoint of guidance range $188 million to $198 million CA S H G & A CA G R : 2% ($ M )

Dine’s capex spend is lower than peers (1) 2019 CAPEX % O F REVENUES 2019 CAPEX % O F EBITDA 10% 100% 9% 77% 8% 80% 63% 6% 6% 60% 5% 4% 40% 2% 23% 2% 20% 7% 0% 0% DINE Highly CDR Fast DINE Highly CDR Fast (3) Franchised Peers ² Casual (3) Franchised Peers ² Casual (4) (2) Peers ¹ Peers³ (4) (2) Peers ¹ Peers³ % Franchise Mix (Avg) % Franchise Mix (Avg) 14% 28% 14% 28% 98% 96% 98% 96% Source: Company Form 10-K filings and S&P Capital IQ (1) Capex as % of revenues is based on total revenues (2) Includes MCD, YUM, QSR, JACK, DPZ, WEN, PZZA, DENN, WING (3) Includes DRI, TXRH, EAT, BLMN, CAKE, BJRI, CBRL, RUTH, CHUY, RRGB, FWRG, PTLO (4) Includes LOCO, NDLS, SHAK, FRGI, BROS, DNUT, CMG

Breakdown of 2022 capex spend

OFF-PREMISE TECHNOLOGY MARKETING TECHNOLOGY RESTAURANT TECHNOLOGY	GROWTH INVESTMENTS	▪ Loyalty/CRM platform ▪ Marketing campaign management ▪ Flybuy/geofencing for pickup and curbside ▪ AI recommendation engine/customer analytics ▪ New point of sale system ▪ Modernize payment gateway solution
CORPORATE SYSTEMS INFRASTRUCTURE	SUPPORT GROWTH INVESTMENTS	▪ ERP ▪ HR system ▪ Learning management system ▪ Unified commerce platform (iPaaS)
COMPANY RESTAURANTS	MAINTENANCE	▪ Remodel capex

Dine Together
2022 DINE BRANDS INVESTOR DAY

Diversified sources of revenues that will continue to grow

APPLEBEE'S

Royalties
4.0% of system sales

Ghost Kitchens

Virtual Brands

Franchise Fees
Initial fee

Development fee

Termination fee

Advertising
4.25% of system sales

Passthrough

Company Operated
69 company operated restaurants in the Carolinas

IHOP

Royalties
4.5% of system sales

Ghost Kitchens

Virtual Brands

Franchise Fees
Initial fee

Development fee

Termination fee

Dry Mix
Sale of pancake and waffle mix to franchisees

Advertising
3.50% of system sales

Passthrough

Rental/ Financing
Rent from leasing ~600 IHOPs

Interest income on equipment leases

Dine Together
2022 DINE BRANDS INVESTOR DAY

Projected financial performance: revenue CONSOLIDATED REVENUE (EXCLUDES ADVERTISING) $900 $800 $750 + $700 $621 $600 $500 $400 $300 $200 $100 $0 2021A 2022E 2023E 2024E 2025E 2026E IHOP Applebee's International Source: Company’s Form 10-K filings and Company projections MI D S I N G L E D I G I T G R O W T H ($ M )

Strong projected financial performance RE VE N UE ( $M) EBITDA ($M) ( ) $1,100+ ¹ $350+ (1) § Mid single digit growth (2) $750+ $253 (1) $896 § High single digit growth (2) $621 § Margin expansion 47% 41% (2) (2) Margins Margins 2021A 2026E 2021A 2026E ADJ US T E D F R E E CAS H F LOW ( $M ) ADJ US T E D E PS $225+ $14.50+ § Increasing free cash (3) $166 flow with significant $6.54 § High-teens EPS Growth return to shareholders 2021A 2026E 2021A 2026E Source: Company’s Form 10-K filings and Company projections (1) Includes advertising revenue (2) Excludes advertising revenue (3) Pro forma for one-time working capital impact: (i) collection of franchisee assistance deferrals of $30 million and (ii) rent payment deferrals of $5 million

Cash G&A is projected to grow on average 2% a year after 2022 G&A ($M) $275 $250 $225 $225 $193 $46 $200 $30 $175 $150 $125 $100 $179 $163 $75 $50 $25 $0 (1) 2022E ¹ 2023E 2024E 2025E 2026E Cash G&A Non-Cash G&A Note: (1) Based on midpoint of guidance range $188 million to $198 million CA S H G & A CA G R : 2%

Balanced capital allocation strategy MAINTENANCE CAPITAL ALLO CATION PRIORITIES + GROWTH INVESTMENTS § Invest in Existing Brands § Manage Long- Term Debt § Capital Return RETURN TO (Dividends + Share Repurchases) SHAREHOLDERS § Inorganic/External Investments (JVs, Partnerships, M&A)

Capex expected to peak in 2022 then gradually return to more normalized levels CAPEX ($M) $36 $ $20 $19 $17 $14 $13 $11 (1) 2017A 2018A 2019A 2020A 2021A 2022E ¹ 2023E 2024E - 2026E Source: Company Form 10-K filings and Company projections (1) Based on midpoint of guidance range $33 million to $38 million

Dine maintains a strong and healthy balance sheet LT M N E T D E B T / E B I T D A 6.00x ($M) 2017 2018 2019 2020 2021 5.50x 4.98x Unrestricted 5.00x $117 $137 $116 $383 $361 Cash 4.50x 3.86x 4.00x (4) Total Debt $1,398 $1,439 $1,417 $1,618 $1,382 3.50x 3.25x 3.00x 2.72x Net Debt $1,234 $1,239 $1,245 $1,162 $957 2.50x 2.00x DINE Highly CDR Fast (2) Net Franchised Peers ² Casual 5.70x 4.90x 4.57x 7.20x 3.86x (1) (3) (5) Peers ¹ Peers³ Leverage % Franchise Mix (Avg) 14% 28% 98% 96% Source: Company’s Form 10-K filings. LTM Net Debt / EBITDA from S&P Capital IQ (1) Includes MCD, YUM, QSR, JACK, DPZ, WEN, PZZA, DENN, WING (2) Includes DRI, TXRH, EAT, BLMN, CAKE, BJRI, CBRL, RUTH, CHUY, RRGB, FWRG, PTLO (3) Includes LOCO, NDLS, SHAK, FRGI, BROS, DNUT, CMG (4) Includes finance lease and financing obligations (5) Net leveraged based on covenant calculations

Dividends DIVIDEND YIELD 2.5% ~1.7% § Quarterly cash dividend of $0.46 per share § Announced in Q1 2022 ($1.84 per share annualized) DINE Highly CDR (2) Franchised Peers ² (1) Peers ¹ Source: S&P Capital IQ as of 3/3/2022. Dine’s dividend is based on a stock price of $73.27 as of 3/3/2022 (1) Includes MCD, YUM, QSR, JACK, DPZ, WEN, PZZA, DENN, WING (2) Includes DRI, TXRH, EAT, BLMN, CAKE, BJRI, CBRL, RUTH

Share repurchases ADJUSTED EPS $16.00 § Committed to best-in-class capital $14.50 returns to shareholders $14.00 $12.00 § Feb. 2022 $250 million share repurchase authorization $10.00 $8.00 § Continuously evaluate timing and $6.54 attractiveness of share repurchases $6.00 § Since resuming share repurchase $4.00 program in Q4 2021, Dine has $2.00 (1) repurchased $27 million (392,356 $0.00 shares at $69.41 per share) 2021 2022 2023 2024 2025 2026 Source: Company Form 10-K filings and Company projections (1) Through 3/8/2022 High-teens growth HI G H - TE E N S GR O W TH

Projected annual shareholder growth over the next five years HIGH ~20% ~2-3% = + TEENS EXPECTED ANNUAL DI VI DE N D ADJ US T E D E PS TOTA L S H A R E H O L D E R YIE LD GROW T H RE T URN Source: Internal Company projections

Appendix Adjusted EBITDA is a non-GAAP financial measure. Reconciliation of the Company's net income (loss) to adjusted EBITDA is as follows: ($ in 000s) Twelve Months Ended Dec ember 31 , 2017 2018 2019 2020 2021 (as adjusted) Net income (loss), as reported $ (342,750) $ 80,354 $ 104,346 $ (103,994) $ 97,864 Interest charges 72,281 71,537 71,779 76,879 71,885 Income tax provision (benefit) (85,559) 30,254 34,127 (4,568) 24,059 Depreciation and amortization 30,648 32,175 42,493 42,800 39,851 Non-cash stock-based compensation 10,752 10,546 10,808 12,508 11,580 Impairment of goodwill and intangible assets 531,634 - - - - Closure and other impairment charges 3,968 2,107 1,487 132,620 5,409 Loss (gain) on disposition of assets (6,249) (625) (332) 2,069 2,045 Cash executive separation costs 5,901 - - - - Loss on extinguishment of debt 8,276 Other 677 605 562 412 567 Adjusted EBITDA $ 221,303 $ 226,953 $ 273,546 $ 158,726 $ 253,260 Source: Company’s Form 10-K filings and Earnings Press Release See non-GAPP financial measures disclosure

Appendix Adjusted Free Cash Flow is a non-GAAP financial measure. Reconciliation of the Company's cash flows provided by operating activities to adjusted free cash flow” is as follows: ($ in millions) Twelve Months Ended December 31, 2017 2018 2019 2020 2021 Cash flows provided by operating activities $ 65.7 $ 140.3 $ 155.2 $ 96.5 $ 195.8 Receipts from notes and equipment contracts receivable 10.6 14.9 13.0 21.0 12.0 Net additions to property and equipment (13.3) (14.3) (19.4) (10.9) (16.8) Adjusted free cash flow $ 63.0 $ 140.9 $ 148.8 $ 106.6 $ 191.0 Source: Company’s Form 10-K filings and Earnings Press Release See non-GAPP financial measures disclosure

Appendix Adjusted earnings per share is a non-GAAP financial measure. Reconciliation of net income available to common stockholders per share to the diluted net income available to common stockholders per share, as adjusted is as follows: Twelve Months Ended December 31, 2017 2021 (as adjusted) Diluted net income (loss) available to common stockholders per share, as reported $ (18.96) $ 5.66 Impairment of goodwill and intangible assets 26.25 - Closure and other impairment charges 0.14 0.23 Executive separation costs 0.31 - Amortization of intangible assets 0.35 0.46 Non-cash interest expense 0.12 0.12 Loss (gain) on disposition of assets (0.22) 0.09 Deferred tax impact of tax rate change (3.75) - (1) Income tax adjustments 0.31 - Net income loss allocated to unvested participating restricted stock (0.48) (0.02) Rounding 0.02 - Diluted net income (loss) available to common stockholders per share, as adjusted $ 4.09 $ 6.54 (1) Unrecognized tax benefits related to domestic manufacturing deduction taken in years prior to 2017. Source: Company’s Form 10-K filings and Earnings Press Release See non-GAPP financial measures disclosure